UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


    Florida                        0-26762                     65-0271219
(State or other                 Commission File               (IRS Employer
jurisdiction of incorporation)    Number                     Identification No.)


       1301 Concord Terrace                             33323
           Sunrise, FL
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (954) 384-0175

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.
----------------------------------------------------------

On November 4, 2004, Pediatrix Medical Group, Inc. (the "Company") issued a press release ("Press Release") announcing its results of operations for the three months and nine months ended September 30, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
------------------------------------

The Company also announced in the Press Release that it increased its earnings per share guidance for the fourth quarter of 2004 and introduced earnings per share guidance for calendar year 2005.

The information in this Current Report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or
Section 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

Item 9.01(a) Financial Statements of businesses acquired:
         Not applicable.

Item 9.01(b) Pro Forma Financial Information:
         Not applicable.

Item 9.01(c) Exhibits:

         99.1 Press Release of Pediatrix Medical Group, Inc. dated November 4, 2004.

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                                   SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PEDIATRIX MEDICAL GROUP, INC.
                                                (Registrant)


Date:       November 4, 2004            By:/s/ Karl B. Wagner
                                           ------------------------------------
                                           Karl B. Wagner
                                           Chief Financial Officer

     (c) Exhibits

          99.1 Press Release of Pediatrix Medical Group, Inc., dated November 4, 2004.